SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [  ]    Preliminary Proxy Statement
   [  ]    Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
   [x]    Definitive Proxy Statement
   [  ]    Definitive Additional Materials
   [  ]    Soliciting Material Pursuant to section 240.14a-11(c) or
section 240.14a-12

                              FARREL CORPORATION
               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.
     1)  Title of each class of securities to which transaction applies:
          _____________________________________________
     2)  Aggregate number of securities to which transaction applies:
          _____________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _____________________________________________
     4)  Proposed maximum aggregate value of transaction:
          _____________________________________________
     5)  Total fee paid:
          _____________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
          _____________________
     2)  Form, Schedule or Registration Statement No.:
          _____________________
     3)  Filing Party:
          _____________________
     4)  Date Filed:
          _____________________

                      [FARREL CORPORATION LOGO IN SHIELD]

                              FARREL CORPORATION
                                25 Main Street
                          Ansonia, Connecticut  06401


                   ========================================
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   ========================================


To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Farrel Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company, 25 Main Street, Ansonia, Connecticut, 06401, on May 23, 1997 at 10:00 a.m. (local time) for the following purposes:

      1. to elect three directors of the Company to serve until the 1999 Annual Meeting of Stockholders of the Company;

      2. to approve the adoption of the Company's 1997 Omnibus Stock Incentive Plan;

      3. to approve the adoption of the Company's 1997 Employees' Stock Purchase Plan;

      4. to ratify the selection of Ernst & Young LLP, as independent accountants for the Company for the fiscal year ending December 31, 1997; and

      5. to transact such other business as may properly come before the Meeting or any adjournment thereof.

      Only stockholders of record on the books of the Company at the close of business on April 29, 1997 will be entitled to notice of and to vote at the Meeting.


                                    By Order of the Board of Directors,



                                    /s/ Peter L. Hess
                                    PETER L. HESS
                                    General Counsel and Secretary

Ansonia, Connecticut
April 30, 1997


IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS
            IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, YOU ARE URGED TO READ THE ENCLOSED PROXY STATEMENT AND SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              FARREL CORPORATION
                                25 Main Street
                          Ansonia, Connecticut 06401


                                ===============
                                PROXY STATEMENT
                                ===============

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 1997

      This Proxy Statement is being mailed to you in connection with the solicitation of proxies by the Board of Directors of Farrel Corporation, a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting"), to be held on May 23, 1997, at 10:00 a.m. (local time), at the offices of the Company at 25 Main Street, Ansonia, Connecticut 06401.

                            SOLICITATION OF PROXIES

      All shares represented by duly executed proxies in the form enclosed herewith received by the Company prior to the Meeting will be voted as instructed at the Meeting. There are boxes on the proxy card to vote for or to withhold authority to vote for the director nominees. There are also boxes on the proxy card to vote for or against or to abstain from voting on the approval of the adoption of the Company's 1997 Omnibus Stock Incentive Plan (the "1997 Incentive Plan") and the Company's 1997 Employees' Stock Purchase Plan (the "1997 Stock Purchase Plan"), and on the ratification of the Company's independent accountants. If no instructions are given, the persons named in the accompanying proxy intend to vote FOR the three nominees named herein, FOR approval of the adoption of the 1997 Incentive Plan, FOR approval of the adoption of the 1997 Stock Purchase Plan and FOR ratification of the selection of the independent accountants named herein.

      Any stockholder may revoke a previously executed proxy at any time prior to its exercise (i) by delivery of a later-dated proxy, (ii) by giving written notice of revocation to the Secretary of the Company at the address set forth above at any time before such proxy is voted or (iii) by voting in person at the Meeting. No proxy will be voted if the stockholder attends the Meeting and elects to vote in person.

      A copy of the 1996 Annual Report of the Company containing financial statements for the fiscal year ended December 31, 1996 is enclosed herewith. This Proxy Statement and the form of proxy enclosed herewith are first being mailed to stockholders on or about May 5, 1997. The mailing address of the Company's principal executive offices is 25 Main Street, Ansonia, Connecticut 06401.

      The Board of Directors does not know of any matter other than as set forth herein that is expected to be presented for consideration at the Meeting. However, if any matters properly come before the Meeting, the persons named in the accompanying proxy (each of whom is an officer and employee of the Company) intend to vote thereon in accordance with their judgment.

                           EXPENSES AND SOLICITATION

      The Company will bear the cost of soliciting proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. Solicitation of proxies will be primarily by mail. However, proxies may also be solicited by directors, officers and regular employees of the Company (who will not be specifically compensated for such services) by telephone or otherwise. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward proxies and proxy material to the beneficial owners of the Company's Common Stock, and the Company will reimburse them for their expenses.


                  RECORD DATE, OUTSTANDING VOTING SECURITIES
                              AND VOTES REQUIRED

      The Company's common stock, $.01 par value per share ("Common Stock"), is the only outstanding class of voting securities of the Company. The record date for determining the holders of Common Stock entitled to vote on the actions to be taken at the Meeting is the close of business on April 29, 1997 (the "Record Date"). As of the Record Date, 5,941,835 shares of Common Stock were outstanding. Each holder of Common Stock on the Record Date is entitled to cast one vote per share at the Meeting on each matter.

      Holders of a majority of the shares entitled to vote must be present at the Meeting, in person or by proxy, so that a quorum may be present for the transaction of business. For purposes of determining a quorum, broker non-votes and abstentions will be considered present. The affirmative vote of the holders of a plurality of the shares of Common Stock present at the Meeting, in person or by proxy, is necessary for the election of directors of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is necessary for approval of the adoption of the 1997 Incentive Plan and the 1997 Stock Purchase Plan and for ratification of the selection of Ernst & Young LLP, as independent accountants for the Company and any other matters. Abstentions from the proposal to approve the adoption of the 1997 Incentive Plan, the proposal to approve the adoption of the 1997 Stock Purchase Plan or the proposal to ratify the selection of the independent accountants, as well as broker non-votes, will not be considered as part of the shares present for voting purposes on these matters.

                             ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation provides for a Board of Directors of two classes as nearly equal in number as practicable. Directors are elected for two-year terms. At the Meeting, three persons will be elected to serve as Class II directors to serve a two-year term expiring at the 1999 Annual Meeting of Stockholders. The Board's nominees are Glenn J. Angiolillo, Charles S. Jones and Alberto Shaio, all of whom are currently directors of the Company. Howard J. Aibel, Rolf K. Liebergesell and James A. Purdy were elected last year to serve as Class I directors for a term expiring at the Annual Meeting of Stockholders to be held in 1998.

      The Board approved proposing to stockholders the reelection of Glenn J. Angiolillo, Charles S. Jones and Alberto Shaio to a two-year term expiring in 1999. Glenn J. Angiolillo, Charles S. Jones and Alberto Shaio have consented to be nominated and, if elected, to serve as directors of the Company. Information about each nominee for director and each incumbent director whose term will continue after the Meeting is listed below.

NOMINEES FOR ELECTION FOR TERMS EXPIRING 1999

                               PRINCIPAL OCCUPATIONS,
                               OTHER DIRECTORSHIPS AND                  YEAR FIRST
NAME OF  DIRECTOR       AGE    POSITIONS WITH THE COMPANY               BECAME DIRECTOR

Glenn J. Angiolillo     43     Mr. Angiolillo is a member of the            1990
                               Legal Affairs Committee and the
                               Compensation Committee. He has been a
                               partner in the law firm of Cummings &
                               Lockwood since 1987. Mr. Angiolillo is a
                               director of the Waveny Care Center and
                               the Boys and Girls Club of Stamford,
                               each of which is a non-profit
                               corporation.

Charles S. Jones        49     Mr. Jones has served as Chairman             1987
                               of the Executive Committee of the Board
                               since January 1992, and was elected
                               Chairman of the Compensation Committee
                               in 1994.  Mr. Jones joined the Company's
                               Board of Directors in 1987 when he was
                               the Managing Director of First Funding
                               Corporation.  He was President and Chief
                               Executive Officer of Shandwick North
                               America, Inc. from 1987 to 1990, when he
                               was appointed Group Managing Director
                               and Chief Operating Officer of Shandwick
                               plc, a global public relations company
                               in London, England.  In May 1991,
                               Mr. Jones rejoined First Funding
                               Corporation as Chairman and Chief
                               Executive Officer.  In 1994, he was
                               elected a Director of Project Software &
                               Development, Inc. of Boston,
                               Massachusetts, and Chairman of its Audit
                               Committee.

Alberto Shaio           47     Mr. Shaio served as Vice                     1986
                               President-Sales of the Company from 1986
                               to 1987 when he became Senior Vice
                               President-Sales.  In 1995, Mr. Shaio was
                               appointed Senior Vice President, Large
                               Projects. In 1996, in addition to his
                               position as Senior Vice President, Mr.
                               Shaio was appointed General Manager of
                               the Plastics Machinery Division of the
                               Company.  From 1981 until 1996,
                               Mr. Shaio was a director of New Energy
                               Corporation of Indiana.

INCUMBENT DIRECTORS WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING

                               PRINCIPAL OCCUPATIONS,
                               OTHER DIRECTORSHIPS AND                  YEAR FIRST
NAME OF  DIRECTOR       AGE    POSITIONS WITH THE COMPANY               BECAME DIRECTOR

Howard J. Aibel         68     Mr. Aibel is the Chairman of the             1994
                               Legal Affairs Committee and a member of
                               the Audit Committee.  He is currently a
                               partner of the law firm LeBoeuf, Lamb,
                               Greene & MacRae in New York, New York.
                               Mr. Aibel retired as Executive Vice
                               President and Chief Legal Officer of ITT
                               Corporation on March 31, 1994, after
                               thirty years of service.  He also served
                               as a member of the ITT Management Policy
                               Committee, and had overall
                               responsibility for environmental,
                               safety, government relations, labor law,
                               intellectual property and taxes.  He
                               also held posts as a director of the
                               Sheraton Corporation, ITT Financial
                               Corporation and ITT Europe, Inc.  Prior
                               to joining ITT, Mr. Aibel served as
                               Anti-Trust Litigation Counsel to the
                               General Electric Company.  He was
                               previously associated with White & Case.

Rolf K. Liebergesell    64     Mr. Liebergesell has served as               1986
                               Chairman of the Board, Chief Executive
                               Officer and President of the Company
                               since 1986.  During the period March to
                               June 1996, he relinquished the post of
                               President to a newly appointed
                               executive, but resumed the Presidency
                               upon the resignation of that appointee.
                               Prior to joining the Company, Mr.
                               Liebergesell was Chairman and Chief
                               Executive Officer of Bailey Corporation,
                               a manufacturer of rubber and plastic
                               components for the automobile industry.
                               Mr. Liebergesell held various positions,
                               including Product Line Manager for the
                               Worldwide Automotive Group, with ITT
                               Corporation from 1973 to 1979.



                                       4



INCUMBENT DIRECTORS WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING Continued

                               PRINCIPAL OCCUPATIONS,
                               OTHER DIRECTORSHIPS AND                  YEAR FIRST
NAME OF  DIRECTOR       AGE    POSITIONS WITH THE COMPANY               BECAME DIRECTOR

                               Mr. Liebergesell also served in various
                               positions at Chrysler Corporation from
                               1959 to 1973, including Director,
                               Planning and Development of Chrysler
                               International, and Deputy Managing
                               Director of Mitsubishi Motors
                               Corporation, a joint venture of
                               Mitsubishi Heavy Industries, Ltd. and
                               Chrysler Corporation.

James A. Purdy          74     Mr. Purdy is the Chairman of the             1986
                               Audit Committee and a member of the
                               Compensation Committee.  He is the
                               President of Purdy Investments, Inc., a
                               private investment and consulting firm.
                               He has performed consulting and advisory
                               services for the Company since 1987, and
                               from 1990-1992 for the State of
                               Connecticut Department of Economic
                               Development.  Formerly, Mr. Purdy was a
                               Senior Vice President of ITT Corporation
                               responsible for all Asian, Pacific and
                               Latin American activities.

                      MEETINGS OF THE BOARD OF DIRECTORS;
                     COMMITTEES OF THE BOARD OF DIRECTORS

      During the Company's most recent fiscal year, the Board of Directors held six meetings. There are currently four standing committees of the Board of
Directors: the Audit Committee, the Executive Committee, the Compensation Committee and the Legal Affairs Committee. Each current director attended at least 75% of all Board meetings and all meetings of committees of which he was a member held during the most recent fiscal year while he was in office.

      The Audit Committee, which met two times in the Company's most recent fiscal year, recommends to the Board for stockholder approval an independent accounting firm to conduct the annual audit, and discusses with the Company's independent accountants the scope of their examinations with particular attention to areas where either the Committee or the independent accountants believe special emphasis should be directed. The Committee reviews the annual financial statements and independent accountants' report, invites the accountants' recommendations on internal controls and on other matters, and reviews the evaluation given and corrective action taken by management. It reviews the independence of the accountants and their fees. It also reviews the Company's internal accounting controls and submits reports and proposals to the Board of Directors. The members of the Committee are James A. Purdy, Chairman, and Howard J. Aibel.

      The Compensation Committee, which met two times in the Company's most recent fiscal year, oversees administration of the Company's 1992 Stock Option Plan, which is described below, (the "1992 Stock Option Plan") and the 1992 Employees' Stock Purchase Plan of the Company. Assuming that the 1997 Incentive Plan and the 1997 Stock Purchase Plan are adopted by the stockholders of the Company, the Compensation Committee would also oversee the administration of such plans. The Compensation Committee also reviews and recommends to the Board of Directors all forms of remuneration and perquisites for the directors and senior management of the Company. The members of the Committee are Charles S. Jones, Chairman, James A. Purdy, and Glenn J. Angiolillo.

      During the Company's most recent fiscal year, the Executive Committee met as necessary to address matters within its purview. The members of the Executive Committee are Charles S. Jones, Chairman and Rolf K. Liebergesell.

      The Legal Affairs Committee, which met one time in the Company's most recent fiscal year, oversees the Company's policies and practices, and compliance with governmental laws and regulations. The members of the Committee are Howard J. Aibel, Chairman, and Glenn J. Angiolillo.

                           DIRECTOR COMPENSATION

      Directors who are officers or employees of the Company receive no additional compensation for service as members of the Board of Directors or committees thereof. Directors who are not officers or employees of the Company receive such compensation for their services as the Board of Directors may from time to time determine. Non-employee directors, other than Mr. Jones who has declined such remuneration, currently receive a fee of $2,500 for each Board meeting attended and $750 for each Committee meeting attended, plus expense reimbursement. In addition, each non-employee director was granted an option to purchase 3,000 shares of the Company's Common Stock on January 27th of each year from 1992 through 1996 pursuant to the 1992 Stock Option Plan. Pursuant thereto, on January 27, 1996, Messrs. Aibel, Angiolillo,

Jones and Purdy were each granted an option to acquire 3,000 shares of the Company's Common Stock at an exercise price of $3.75 per share, which price was the fair market value per share on the business day immediately preceding the date of grant.

      During the Company's most recent fiscal year, the Company paid to Cummings & Lockwood, the law firm of which Mr. Angiolillo is a member, certain fees for professional services rendered to the Company. The Company is also a party to an agreement with First Funding Corporation. Mr. Jones is an executive officer and owner of a majority of the capital stock of First Funding Corporation. Pursuant to this agreement, the Company paid fees for professional services rendered to the Company during the most recent fiscal year. This agreement, and the fees paid, are described below under the caption "Certain Relationships and Related Transactions -- Agreement with First Funding Corporation."

      During the Company's most recent fiscal year, Mr. Aibel also received a fee of $10,000 for consulting services rendered to the Company.

      Mr. Purdy also receives a fee of $750 per day plus expense reimbursement for consulting services rendered to the Company and its subsidiary, Farrel Limited. During the Company's most recent fiscal year, the Company paid Mr. Purdy an aggregate of $13,959 for such services.


                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                       OWNERS, DIRECTORS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of Common Stock as of March 19, 1997 unless otherwise indicated in the footnotes, by (i) the Company's directors and executive officers named in the Summary Compensation Table, (ii) the Company's directors and executive officers as a group and (iii) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by him as set forth opposite his name. Unless otherwise indicated in the footnotes, the address of each stockholder is c/o the Company, 25 Main Street, Ansonia, Connecticut 06401.

                                                    BENEFICIAL OWNERSHIP
                                                                 PERCENTAGE
DIRECTORS AND MANAGEMENT                           SHARES         OWNED(1)

Rolf K. Liebergesell(2)                          2,806,412            45%
Charles S. Jones(3)                                365,413             6%
Alberto Shaio                                      282,581             5%
James A. Purdy(4)                                   20,000             *
Howard J. Aibel(5)(6)                                7,000             *
Glenn J. Angiolillo(7) (8)                          15,200             *
Karl N. Svensson(9)                                 26,507             *
Catherine M. Boisvert(10)                            6,000             *
Peter L. Hess                                            0             *
Directors and Executive Officers
  as a group (9 persons)                         3,529,113            56%

CERTAIN BENEFICIAL OWNERS

David L. Babson and Company Incorporated(11)      756,700             13%
T. Rowe Price Associates(12)                      612,600             10%
_____________________
*  Represents less than one percent of the Common Stock.

(1) Shares issuable upon the exercise of stock options owned by that person which can be exercised within 60 days of the date hereof, are deemed outstanding for the purpose of computing the number and percentage of outstanding shares owned by that person (and any group that includes that person) but are not deemed outstanding for the purpose of computing the percentage of outstanding shares owned by any other person.

(2) Includes 240,000 shares subject to options granted under the 1992 Stock Option Plan, as to which the owner has a right to acquire beneficial ownership.

(3) Includes 9,000 shares subject to options granted under the 1992 Stock Option Plan, as to which the owner has a right to acquire beneficial ownership.

(4) Includes 15,000 shares subject to options granted under the 1992 Stock Option Plan, as to which the owner has a right to acquire beneficial ownership.

(5) Includes 6,000 shares subject to options granted under the 1992 Stock Option Plan, as to which the owner has a right to acquire beneficial ownership.

(6) Address is c/o LeBoeuf, Lamb, Greene & MacRae, 125 West 55th Street, New York, N.Y. 10019.

(7) Includes 15,000 shares subject to options granted under the 1992 Stock Option Plan, as to which the owner has a right to acquire beneficial ownership.

(8) Address is c/o Cummings & Lockwood, Four Stamford Plaza, 107 Elm Street, Stamford, Connecticut, 06904.

(9) Includes 20,000 shares subject to options granted under the 1992 Stock Option Plan, as to which the owner has a right to acquire beneficial ownership.

(10) Reflects shares subject to options granted under the 1992 Stock Option Plan, as to which the owner has a right to acquire beneficial ownership.

(11) David L. Babson and Company Incorporated ("Babson") has indicated in an amendment to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") in February, 1997, that of the shares reported as beneficially owned as of December 31, 1996, Babson has sole voting power over 508,400 shares, sole dispositive power over 756,700 shares, and shared voting power over 248,300 shares. Address is One Memorial Drive, Cambridge, Massachusetts, 02142-1300.

(12) T. Rowe Price Associates, Inc. ("Price Associates") has indicated in an amendment to a Schedule 13G filed with the SEC in February, 1997, that of the shares reported as beneficially owned as of December 31, 1996, Price Associates has sole voting power over 51,100 shares, and sole dispositive power over 612,600 shares. Price Associates has indicated that (1) these securities are owned by various individuals and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or or sole power to vote the securities, and (2) for purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities but that Price Associates expressly disclaims that it is in fact the beneficial owner of these securities. Address is 100 E. Pratt Street, Baltimore, Maryland 21202.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, and written representations from certain reporting persons that no Form 5's were required, the Company believes that during 1996, all filing requirements under Section 16(a) applicable to its officers, directors and ten percent beneficial owners were complied with in a timely manner.


                              EXECUTIVE OFFICERS

      The following table sets forth the current executive officers of the Company. See "Election of Directors" for a description of the business experience of Mr. Liebergesell and Mr. Shaio.

      NAME                AGE                POSITION

Catherine M. Boisvert      42       Vice President, Controller and Chief
                                    Accounting Officer

Peter L. Hess              54       General Counsel and Secretary

Rolf K. Liebergesell       64       Chairman of the Board, Chief Executive
                                    Officer and President

Alberto Shaio              47       Director, Senior Vice President and
                                    General Manager - Plastics Machinery
                                    Division

Karl N. Svensson           61       Senior Vice President - Operations


      CATHERINE M. BOISVERT Vice President, Controller and Chief Accounting Officer has been the finance officer of the Company since September, 1992. From 1989 to 1992, Ms. Boisvert was Regional Controller of Shandwick North America, Inc., a U.S. subsidiary of Shandwick plc, a London Stock Exchange-listed public relations company. From 1983 to 1989, Ms. Boisvert was Director of Operations-Finance for CBS, Inc.

      PETER L. HESS has been General Counsel and Secretary of the Company since July, 1995. Prior to joining the Company, Mr. Hess had been General Counsel for the Resource Recovery Systems Division of ABB Combustion Engineering and subsequently Of Counsel with LeBoeuf, Lamb, Greene & MacRae in its Hartford, Connecticut office.

      KARL N. SVENSSON has been Senior Vice President - Operations, of the Company since 1988. From 1973 to 1988, Mr. Svensson was employed by Bird Machine Company, a manufacturer of capital equipment for the petrochemical and coal industries and held various executive positions, including Vice President. In 1995, he was appointed to the additional position of Managing Director of Farrel Limited.

      Executive officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board. Except as described below under "Executive Compensation and Related Information," the Company has no employment agreements with any of its executive officers.

                                   REPORT OF
                          THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS GENERALLY

      ROLE OF COMPENSATION COMMITTEE. The Compensation Committee (the "Committee") reviews and recommends to the Board of Directors all forms of remuneration for the directors and executive officers of the Company, including
salary, bonuses and awards under the 1992 Stock Option Plan.   The Committee is
currently composed of three directors, none of whom is or has been at any time an officer or employee of the Company.

      OBJECTIVES OF EXECUTIVE COMPENSATION PROGRAMS. The Company's executive compensation program's objectives are as follows:

       o To provide a competitive basic compensation and benefits program in order to attract and retain quality personnel.

       o To provide further a performance-oriented environment and programs that reward individual and team performance, and the success of the Company.

       o    To align executives' financial interests with shareholders' values.

      BASE SALARIES. Base salaries are targeted to be moderate yet competitive in relation to salaries of executive officers in comparably sized companies in our industry. The Committee reviews management recommendations for executives' salaries, and also considers independent surveys that provide data on compensation levels and benefit programs in similar companies. Individual salary determinations are based on experience and sustained performance, as well as on the general criteria set forth above.

      BONUSES. Although the Company does not have a formal bonus program, the Compensation Committee may recommend bonuses to be paid to executive officers based on Company and individual performance.

      1992 STOCK OPTION PLAN. The 1992 Stock Option Plan was designed to secure for the Company and its stockholders the benefit of the incentives inherent in increased Common Stock ownership by key employees.

CHIEF EXECUTIVE OFFICER

      The salary of Mr. Liebergesell, including his 1996 compensation, is established pursuant to his employment agreement which sets an annual base salary of $550,000 and provided for automatic grants of stock options under the 1992 Stock Option Plan. See "Executive Compensation and Related Information" for more information concerning his employment agreement.

                                           Charles S. Jones, Chairman
                                           James A. Purdy
                                           Glenn J. Angiolillo

                   -----------------------------------------

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the annual compensation, and all long term compensation, for the past three fiscal periods for the Company's Chief Executive Officer and each of the Company's other executive officers whose compensation exceeded $100,000.

                                                                       LONG TERM
                                                                      COMPENSATION
                                                                      ------------
NAME AND                        ANNUAL COMPENSATION      OTHER         SECURITIES     ALL
PRINCIPAL                      ----------------------    ANNUAL        UNDERLYING     OTHER
POSITION                YEAR   SALARY(1)     BONUS(2)  COMPENSATION    OPTIONS(3)   COMPENSATION
------------------------------------------------------------------------------------------------
Rolf K. Liebergesell    1996   $550,000        ---         ---           40,000      $34,862(4)
Chief Executive         1995   $550,000        ---         ---           40,000      $34,862(4)
Officer, President      1994   $550,000        ---         ---           40,000      $34,862(4)
and Chairman
of the Board

Alberto Shaio           1996   $230,000        ---         ---           20,000      $ 4,600(5)
Senior Vice President   1995   $230,000        ---         ---             ---       $ 4,600(5)
                        1994   $230,000        ---         ---                       $ 4,600(5)

Karl N. Svensson        1996   $165,000        ---      $102,812(6)      20,000      $ 2,375(5)
Senior Vice President   1995   $160,000        ---      $ 66,035(7)        ---       $ 2,310(5)
Operations              1994   $160,000     $40,000        ---             ---       $ 2,400(5)

Catherine M. Boisvert   1996   $108,500        ---         ---           20,000      $ 2,170(5)
Vice President,         1995   $105,000     $ 5,000        ---             ---       $ 2,100(5)
Controller and          1994   $ 96,250     $15,000        ---             ---       $ 1,915(5)
Chief Accounting
Officer


                                      11




Peter L. Hess           1996   $126,000        ---                         ---       $   975(5)
General Counsel and     1995   $ 57,383(8)     ---                         ---       $   ---
Secretary

------------------------------
(1)   Includes amounts deferred pursuant to the Company's Salary Retirement
      Program.

(2) The cash bonuses for officers are stated for the fiscal year in respect of which they were awarded, although payment was made after the period.

(3) Reflects options granted pursuant to the 1992 Stock Option Plan at an exercise price equal to the fair market value on the date of grant. Options granted to Mr. Liebergesell under the 1992 Stock Option Plan were granted pursuant to the terms of his employment agreement, described below.

(4) Other compensation is comprised of term life insurance premiums paid by the Company pursuant to Mr. Liebergesell's employment agreement, described below.

(5) Represents the Company's contributions under the Company's Salary Retirement Program, pursuant to which the Company matches a percentage of salary deferral contributions made by participating employees and may make discretionary contributions.

(6) Includes $60,306 paid in connection with Mr. Svensson's reassignment from the United States to the United Kingdom for the purpose of a tax equalization payment adjusting Mr. Svensson's compensation in the most recent fiscal year so that he is not adversely affected by differing tax rates in the United States and the United Kingdom. The balance includes housing and other assistance relating to Mr. Svensson's reassignment from the United States to the United Kingdom.

(7) Includes $31,994 paid for the purpose of a tax equalization payment adjusting Mr. Svensson's 1995 compensation so that he is not adversely affected by differing tax rates in the United States and the United Kingdom. The balance includes housing and other assistance relating to Mr. Svensson's reassignment from the United States to the United Kingdom.

(8)   Mr. Hess commenced employment with the Company on July 10, 1995.

      The Company is a party to an employment agreement dated November 1, 1991 as amended, with Mr. Liebergesell which provides for his employment as Chairman of the Board and Chief Executive Officer of the Company. The initial term of the employment agreement ran from December 1, 1991 through November 30, 1994. The agreement was automatically renewed for an additional three-year period which will end on November 30, 1997. During his employment, Mr. Liebergesell is entitled to receive an annual base salary of $550,000, subject to annual increases as may be recommended by the Compensation Committee and approved by the Board of Directors. Mr. Liebergesell also received, under the terms of his employment agreement, options to purchase an aggregate of 240,000 shares of Common Stock under the 1992 Stock Option Plan. The employment agreement does not provide for any additional options to be granted to Mr. Liebergesell. See "Compensation Plans and Arrangements of the Company - 1992 Stock Option Plan" below. In addition to participation in benefit plans available generally to its executive employees, Mr. Liebergesell is entitled to the use of a car provided by the Company and is provided with a life insurance policy in an amount equal to three times his annual base salary. Following Mr. Liebergesell's termination as an employee of the Company for any reason and in consideration of his agreement not to compete with the Company for a period of two years following such termination, Mr. Liebergesell will be entitled to receive, for the period while the non-compete provision remains in effect, payments equal to his then current annual base salary. In the event of his death, such consideration is payable to his estate.

      The Company is a party to agreements dated March 3, 1995 as amended as of April 10, 1996 with Karl N. Svensson which provides for his serving as Managing Director of Farrel Limited while retaining his office as Senior Vice President of the Company. The agreement adjusts his compensation and benefits for the purposes of tax equalization and for certain housing assistance costs. It further states that in the event the Company terminates his employment for reasons other than cause, he will be paid the salary and benefits at the time of the commencement of his services as Managing Director of Farrel Limited or his then current salary and benefits, whichever is higher, until his normal retirement anticipated in the year 2000, less any salary he receives in subsequent employment.

                      COMPENSATION PLANS AND ARRANGEMENTS
                                OF THE COMPANY

OPTION GRANTS TABLE

      The following table sets forth information concerning stock options which were granted during the most recent fiscal year to executive officers named in the Summary Compensation Table. The options were granted pursuant to the 1992 Stock Option Plan.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED ANNUAL
                                                                                             RATES OF STOCK PRICE
                                                                                              APPRECIATION FOR
                                                                                               OPTION TERM(3)
-------------------------------------------------------------------------------------    ---------------------------
(a)                       (b)              (c)               (d)           (e)               (f)           (g)

                                           % OF
                                          TOTAL
                                          OPTIONS
                       SECURITIES         GRANTED TO
                       UNDERLYING         EMPLOYEES
                       OPTIONS            IN FISCAL        EXERCISE     EXPIRATION
NAME                   GRANTED(1)         YEAR(2)           PRICE      DATE OF GRANT          5%            10%
----                   ----------         ----------       --------    -------------       ---------      ----------
Catherine Boisvert     20,000               13%            $3.88       August 1, 2006       $ 48,803      $123,671
Rolf K. Liebergesell   40,000               26%            $4.00       January 30, 2006     $100,624      $254,992
Alberto Shaio          20,000               13%            $3.88       August 1. 2006       $ 48,803      $123,671
Karl N. Svensson       20,000               13%            $3.88       August 1, 2006       $ 48,803      $123,671

   ________________________________

(1) All options were granted at an exercise price equal to the market value of the underlying shares on the date of grant. Options granted to Ms. Boisvert, Mr. Shaio and Mr. Svensson become exercisable as to one-quarter of the underlying shares on each of the first through fourth anniversaries of the grant date. Options granted to Mr. Liebergesell became exercisable on January 30, 1997.

(2) Options with respect to a total of 153,000 shares were granted to employees in 1996.

(3) Represents the potential appreciation of the options over their stated term of 10 years, based upon assumed compounded rates of appreciation of 5% per year and 10% per year. The amounts set forth in these columns are not intended as forecasts of future appreciation, which is dependent upon the actual increase, if any, in the market price of the underlying shares, and there is no assurance that the amounts of appreciation shown in the table actually will be realized.


OPTION VALUE AT DECEMBER 31, 1996

      The following table sets forth, for the executive officers named in the Summary Compensation Table, information with respect to holdings of unexercised options at December 31, 1996.

                         FISCAL YEAR-END OPTION VALUES

                                                     NUMBER OF
                                                   UNEXERCISED
                                                     OPTIONS
                                                  AT YEAR END
                                           EXERCISABLE/NON-EXERCISABLE

Catherine M. Boisvert........................     4,500/21,500

Rolf K. Liebergesell ........................   200,000/40,000

Alberto Shaio................................         0/20,000

Karl N. Svensson.............................    15,000/25,000


      At December 31, 1996, none of the options held by the executive officers named above was "in the money."

1992 STOCK OPTION PLAN

      Under the 1992 Stock Option Plan, awards of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), and non-qualified stock options were permitted to be granted to eligible employees through January 27, 1997.

      The exercise price of incentive stock options and non-qualified stock options granted under the 1992 Stock Option Plan are not less than 100% of the fair market value of the Common Stock at the time of grant. With respect to any person who owns stock representing more than 10% of the voting power of the outstanding capital stock of the Company, the exercise price of any incentive stock options are not less than 110% of the fair market value of such shares at the time of grant.

      Pursuant to the 1992 Stock Option Plan, each non-employee director of the Company, including members of the Compensation Committee, was granted a non-qualified stock option to purchase 3,000 shares of Common Stock on January 27 of each year (beginning January 27, 1992) through January 27, 1996.

Mr. Liebergesell was granted a non-qualified stock option to purchase 40,000 shares of Common Stock on the 30th day after the end of each fiscal year of the Company through 1996. Accordingly, Mr. Liebergesell was granted a non-qualified option to purchase 40,000 shares on January 30, 1996.

      Options granted automatically to non-employee directors and Mr. Liebergesell have a term of 10 years, and become exercisable as to all shares covered by the option after one year continuous service after the date of grant of the option. Options which were granted to employees have a term not in excess of 10 years, and become exercisable in installments of 25% of the number of shares covered by the option after the employee completes one, two, three and four years, respectively, of cumulative service following the date of grant.

                               PERFORMANCE GRAPH

      Common Stock Performance: The following graph compares, for each of the fiscal years indicated, the yearly percentage change in the Company's total stockholder return on its Common Stock with the cumulative total return of a) the NASDAQ (U.S. Market) Index, a broad equity market index, and b) the S & P 500 Machinery Diversified Group, a published industry index.

               Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                              FARREL CORPORATION

                      Source: Standard & Poor's Compustat

                           TOTAL SHAREHOLDER RETURNS
                              [Performance Graph]

                                                         INDEXED RETURNS
                                                         Years Ending
                                  Base
                                  Period
Company/Index                     Dec91       Dec92      Dec93      Dec94      Dec95      Dec96
------------------------------------------------------------------------------------------------
FARREL CORPORATION                100          55.30      60.12      53.01      34.77      26.16
NASDAQ (U.S. MARKET)              100         112.84     129.53     126.61     179.05     220.24
MACHINERY (DIVERSIFIED)-500       100          95.97     142.10     138.32     170.70     212.76

       Farrel Corporation began trading on the NASDAQ (U.S. Market) on January 17, 1992.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee consists of  Charles S. Jones, Chairman, James
A. Purdy, and Glenn J. Angiolillo. Mr. Jones is an executive officer of First Funding Corporation and owner of a majority of its capital stock. First Funding Corporation is a party to a Financial Services Agreement with the Company, the terms of which are described below. See "Certain Relationships and Related Transactions."


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AGREEMENT WITH FIRST FUNDING CORPORATION

      The Company is a party to an agreement with First Funding Corporation ("First Funding") dated June 17, 1986, as amended by a letter agreement dated November 1, 1991 (the "Financial Services Agreement"), pursuant to which the Company retains First Funding as its exclusive financial adviser. Charles S. Jones, a director and a principal stockholder of the Company, is an executive officer of First Funding and owner of a majority of its outstanding capital stock. The Financial Services Agreement may be terminated by either party upon a twelve-month prior written notice to the other. The agreement is also terminable by the Company in the event that Mr. Jones is no longer an officer or employee of First Funding.

      Under the Financial Services Agreement, the Company pays First Funding an annual retainer of $450,000 in respect of Mr. Jones' commitment to spend a majority of his normal working time each year on behalf of the Company. Mr. Jones has agreed to serve as Chairman of the Company's Executive Committee and to provide certain other services as requested by the Company including financial advisory services, strategic planning, budgeting and forecasting and advice relating to the establishment and/or modification of the Company's corporate goals and objectives. The Company is billed on an hourly basis for other First Funding employees who work on the Company's account and will pay a transaction fee to First Funding in the event of certain transactions, such as acquisitions, divestitures, mergers, joint ventures and debt or equity investments.

      The compensation paid or accrued to First Funding for services under the Financial Services Agreement during the Company's most recent fiscal year was approximately $948,460, which includes $261,000 of reimbursement for out-of-pocket expenses. From January 1, 1997 through March 31, 1997, the Company has paid or accrued to First Funding approximately $221,964, which includes $43,300 of reimbursement for out-of-pocket expenses, for services performed under the Financial Services Agreement in 1997.

                  APPROVAL OF ADOPTION OF 1997 INCENTIVE PLAN

PROPOSED APPROVAL

      The Board of Directors has adopted and recommends that the stockholders of the Company vote to approve the 1997 Incentive Plan. The 1997 Incentive Plan is intended to provide incentives to key employees of the Company tied to shareholder value in a way similar to the Company's 1992 Stock Option Plan.
The period during which options could be granted under the 1992 Stock Option Plan expired in January 1997, and the 1997 Incentive Plan is intended to permit the grant of options and other stock-based incentive awards to key employees of the Company, including directors who are also employees of the

Company. The terms of the 1997 Incentive Plan are summarized below, and a copy of the 1997 Incentive Plan is attached as Exhibit A to this Proxy Statement. Capitalized terms used in this description will, unless otherwise defined in this Proxy Statement, have the meanings given to them in the 1997 Incentive Plan.

GENERAL

      The 1997 Incentive Plan is intended to promote the interests of the Company and the stockholders of the Company by providing officers and other key employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and/or to continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.

      The 1997 Incentive Plan is intended to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. In addition, the 1997 Incentive Plan is intended in general to provide performance-based compensation to the Executive Officers of the Company as required under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code") in order to assure deductibility of such compensation by the Company for federal income tax purposes.

      Section 162(m) denies a deduction by a publicly traded corporation for certain compensation in excess of $1 million per year paid by such corporation to the following individuals who are employed by the corporation at the end of its taxable year ("Covered Employees"): the chief executive officer and the four most highly compensated executive officers (other than the chief executive officer) for whom compensation disclosure is required under the proxy rules. (In the case of the Company, these would generally be the individuals named in the Summary Compensation Table included in the Company's annual proxy statement.) Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid are disclosed to, and approved by, the stockholders of the corporation in a separate vote prior to the payment. Approval by the stockholders of the Company of the 1997 Incentive Plan at the Meeting will constitute such approval based on the provisions of the 1997 Incentive Plan and applicable regulations under the Code. Accordingly, if the 1997 Incentive Plan is approved by stockholders at the Meeting and the other conditions of
Section 162(m) relating to performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the 1997 Incentive Plan will not be subject to the deduction limit of Section 162(m) or to further approval by the stockholders of the Company.

SUMMARY OF THE TERMS OF THE 1997 INCENTIVE PLAN

      If the 1997 Incentive Plan is approved, the Compensation Committee of the Board of Directors (or other committee appointed in accordance with the terms of the 1997 Incentive Plan) (the "Committee") would be authorized to make certain types of awards (collectively, "Incentive Awards"). Incentive Awards can be of different types: incentive stock options, nonqualified stock options, stock appreciation rights granted in tandem with options, stand-alone stock appreciation rights, restricted stock awards, phantom stock awards or bonuses payable in stock. Each of these types of awards is described in greater detail below.

      The 1997 Incentive Plan authorizes an aggregate of five hundred thousand (500,000) shares of the Company's Common Stock that may be subject to Incentive Awards. This number is subject to adjustment under certain circumstances described below. Shares delivered under the 1997 Incentive Plan may be authorized and unissued shares, treasury shares or shares acquired by the Company for purposes of the 1997 Incentive Plan. Generally, shares subject to an Incentive Award will again become available for purposes of the 1997 Incentive Plan to the extent that the Incentive
Award terminates without the intended benefit having been paid or distributed to the participant. The total number of shares of Common Stock subject to Incentive Awards (including Incentive Awards paid in cash but denominated in shares of Common Stock) granted to any participant in the 1997 Incentive Plan during any taxable year of the Company will not exceed one hundred thousand (100,000). On April 24, 1997, the Fair Market Value of a share of Common
Stock was $3.125.

      In the event that the Committee determines that any dividend (other than a regular cash dividend paid in accordance with the Company's dividend policy as in effect from time to time) or other distribution, stock split, recapitalization, reorganization, merger or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1997 Incentive Plan, then the Committee will make such equitable changes or adjustments as it deems necessary to the aggregate number of shares available under the 1997 Incentive Plan, the limit on individual Incentive Awards, the number of shares subject to each Incentive Award then outstanding, and the exercise price of each outstanding Option or the Reference Value of each stock appreciation right.

      The Committee shall, at all times, consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) and a Non-Employee Director within the meaning of Rule 16b-3. The Committee is authorized, among other things, to construe, interpret and implement the provisions of the 1997 Incentive Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards including terms and conditions as to vesting, and to make all other determinations deemed necessary or desirable for the administration of the 1997 Incentive Plan.

      The Board of Directors of the Company may suspend, discontinue, revise, terminate or amend the 1997 Incentive Plan at any time, provided, however, that shareholder approval will be obtained if and to the extent that the Board deems it appropriate to satisfy Section 162(m), if such approval is required by the rules of any exchange on which the Common Stock is then listed or if such approval is required by the rules of the National Association of Securities Dealers, Inc. if the Common Stock is then authorized for quotation on The Nasdaq Stock Market.

INCENTIVE AWARDS UNDER THE 1997 INCENTIVE PLAN

      INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

      The Committee will determine the time for exercise of each option and each option's expiration date; provided that no incentive stock option may be exercised more than ten years after the date of grant and no incentive stock option granted to a 10% Stockholder may be exercised more than five years after the date of grant. For these purposes, a "10% Stockholder" is any individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee, but may not be less than the Fair Market Value (or 110% of the Fair Market Value in the case of an incentive stock option granted to a 10% Stockholder) of a share of Common Stock on the date of grant.

      The option exercise price is payable by one or a combination of the following means: (i) in cash, (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the full amount of the option exercise price for the shares as to which the option is being exercised, (iii) by delivering shares of Common Stock owned by the participant with appropriate stock powers or (iv) by electing to have the Company retain shares of Common Stock which would otherwise be issued on the exercise of the option. For these purposes, the value of shares delivered to, or retained by, the Company shall be valued by the Committee at their Fair Market Value as of the exercise date.

      STAND-ALONE AND TANDEM STOCK APPRECIATION RIGHTS

      Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 1997 Incentive Plan. A stock appreciation right granted independently of any option may, at the election of the Committee, be subject to such vesting terms and conditions as determined by the Committee. A stock appreciation right granted in tandem with a stock option will be exercisable only when, and to the extent, the option to which it relates is exercisable. A participant receiving a stock appreciation right has the right to surrender the stock appreciation right and receive a cash payment from the Company. In the case of a stock appreciation right granted in tandem with an option, the cash payment would equal the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the option exercise price for each share of Common Stock in respect of which the stock appreciation right is being exercised. In the case of a stock appreciation right granted independently of an option, the cash payment would equal the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Reference Value for each share of Common Stock in respect of which such stock appreciation right is being exercised. (For these purposes, "Reference Value" is the amount established by the Committee at the time the stock appreciation right is granted provided that the Reference Value may not be less than the Fair Market Value of a share of Common Stock on the date of grant of the stock appreciation right.)

      RESTRICTED STOCK

      The Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee shall determine in its discretion. If the requirements specified by the Committee are met, the grantee of an award of restricted stock will be entitled to keep such stock (or the portion of it with respect to which the conditions are satisfied). Awards of Restricted Stock granted to Executive Officers will be contingent on the attainment by the Company of one or more pre-established performance goals
(the "Performance Goals") established by the Committee.  The Performance
Goals may be based on the attainment by the Company (and/or its subsidiaries or divisions, if applicable) of any one or more of the following criteria:
(i) a specified percentage return on total shareholder equity of the Company;
(ii) a specified percentage increase in earnings per share of Common Stock;
(iii) a specified percentage increase in net income of the Company; and
(iv) a specified percentage increase in profit before taxation of the Company.

      PHANTOM STOCK

      The Committee may grant shares of Phantom Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee shall determine in its discretion. If the requirements specified by the Committee are met, the grantee of a Phantom

Stock award will receive a cash payment equal to the Fair Market Value of the shares as to which the conditions are met as of the date such conditions are met plus the dividends that would have been paid on such shares had they actually been outstanding following the grant date. Awards of Phantom Stock granted to Executive Officers of the Company will be contingent on the attainment by the Company of any one or more of the Performance Goals.

      STOCK BONUS

      The Committee may grant bonuses consisting of shares of Common Stock free of restrictions to such persons and in such amounts as the Committee shall determine in its discretion. No stock bonus may be granted to an Executive Officer if the value thereof would not be deductible by the Company for federal income tax purposes because of the limits contained in Section 162(m).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the 1997 Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

      NONQUALIFIED STOCK OPTIONS

      An optionee will not recognize any taxable income upon the grant of a Nonqualified Stock Option. The Company will not be entitled to a tax deduction with respect to the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the excess of the Fair Market Value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The Optionee's tax basis for the Common Stock received upon the exercise of a Nonqualified Stock Option will equal the sum of the compensation income recognized and the option exercise price.

      In the event of a sale of the Common Stock received upon the exercise of a Nonqualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock is more than one year from the date of exercise.

      INCENTIVE STOCK OPTIONS

      An optionee will not recognize any taxable income at the time of grant or exercise of an Incentive Stock Option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an Incentive Stock Option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the optionee subsequently engages in a "disqualifying disposition," as described below.

      A sale or exchange by an optionee of shares acquired upon the exercise of an Incentive Stock Option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the Incentive Stock Option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the Incentive Stock Option or within one year from the date of exercise, such sale or exchange will generally constitute a "disqualifying disposition" of such shares. A disqualifying disposition will have the following results: any excess of (i) the lesser of (a) the Fair Market Value of the shares at the time of exercise of the Incentive Stock Option and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income.

      Any gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

      RESTRICTED STOCK

      A grantee will not recognize any income upon the receipt of Restricted Stock unless the holder elects under Section 83(b) of the Code, within 30 days of such receipt, to recognize ordinary income in an amount equal to the Fair Market Value of the Restricted Stock, at the time of receipt. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the shares of Restricted Stock are removed, in an amount equal to the Fair Market Value of such shares on such date. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

      Generally, upon a sale or other disposition of Restricted Stock with respect to which the holder has recognized ordinary income (I.E., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

      OTHER AWARDS

 The grant of a stock appreciation right or a Phantom Stock award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a stock appreciation right or a Phantom Stock award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount. A Stock Bonus generally will result in compensation income for the grantee and a tax deduction for the Company equal to the Fair Market Value of the shares of Common Stock granted.

NEW PLAN BENEFITS

      Inasmuch as Incentive Awards under the 1997 Incentive Plan will be granted at the sole discretion of the Committee and that performance goal criteria may vary from year to year and from participant to participant, benefits under the 1997 Incentive Plan are not determinable. Compensation paid and other benefits granted for 1996 to the Company's Chief Executive Officer and certain of its other executive officers are set forth above under the caption "Executive Compensation and Related Information."

STOCKHOLDER APPROVAL

      The 1997 Incentive Plan is not effective unless and until it has been approved by the stockholders of the Company within twelve (12) months after adoption by the Board of Directors of the Company.

VOTE REQUIRED

      The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is necessary for approval of adoption of the 1997 Incentive Plan.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 1997 INCENTIVE PLAN.

               APPROVAL OF ADOPTION OF 1997 STOCK PURCHASE PLAN

PROPOSED APPROVAL

      The Board of Directors has adopted and recommends that the stockholders of the Company vote to approve the 1997 Stock Purchase Plan. The 1997 Stock Purchase Plan, which is similar to the Company's Employees' 1992 Stock Purchase Plan, is intended to enable the Company's employees to purchase Common Stock in a convenient fashion and at a favorable price. The terms of the 1997 Stock Purchase Plan are summarized below, and a copy of the 1997 Stock Purchase Plan is attached as Exhibit B to this Proxy Statement. Capitalized terms used in this description will, unless otherwise defined in this Proxy Statement, have the meanings given to them in the 1997 Stock Purchase Plan.

SUMMARY OF THE TERMS OF THE 1997 STOCK PURCHASE PLAN

       On the offering date in July, 1997 and in May of the next succeeding four years, each employee of the Company would be eligible to purchase that number of shares of Common Stock having a purchase price equal to a whole percentage (not more than 5%) of the employee's annual compensation, subject to the maximum number of shares authorized by the Board of Directors for such annual grant. The price would be the lower of 85% of the Fair Market Value of the Common Stock on the day the right is granted or 85% of the Fair Market Value of the Common Stock on the date the 24-month purchase period applicable to each right to purchase terminates.

      The principal features of the 1997 Stock Purchase Plan may be summarized as follows: a right to purchase shares of Common Stock of the Company may be granted, subject to the discretion of the Board of Directors, to Eligible Employees within the first 15 days of July, 1997 and within the first 15 days of May in each of the years 1998 through 2001, but not more than an aggregate of 500,000 shares of Common Stock may be purchased pursuant to such grants, which shares may be newly issued shares, treasury shares or shares purchased by the Company in the open market. Any person who is an employee of the Company or of a designated majority-owned subsidiary as of the date of each offering shall be eligible to participate in the 1997 Stock Purchase Plan except (i) directors who are not officers of the Company, (ii) any person who, after grant of a right to purchase, would hold 5% or more of the Common Stock of the Company, (iii) any person employed by the Company for less than two (2) years,
(iv) any employee whose customary employment is twenty (20) hours per week or less, and (v) any employee whose employment is for not more than five (5) months in any calendar year. In addition, the granting of a right to any employee to purchase shares under the 1997 Stock Purchase Plan is limited to $25,000 in fair market value of such shares (determined as of the date of grant of such right) for each calendar year. On April 24, 1997, the Fair Market Value of a share of Common Stock was $3.125.

      The purchase price of the shares of Common Stock covered by the right to purchase granted by the Company will be the lower of 85% of the Fair Market Value of the Common Stock on the respective date of grant of the rights or the respective ending date of the applicable 24-month purchase period. Therefore, if the purchase price under a particular grant becomes 85% of the Fair Market Value on the ending date of the applicable purchase period, this will result in the issuance of more shares under that grant than would have been the case if this feature were not included in the 1997 Stock Purchase Plan. However, the total number of shares eventually issued in respect of a particular annual grant will in no event exceed the number of shares originally subscribed for by all Eligible Employees accepting rights to purchase pursuant to that grant.
The total purchase price of the shares of stock covered by the grants will be paid through payroll deductions over a 24-month period. A participating employee will have none of the rights or privileges of a stockholder of the Company (including rights to dividends) until the shares are fully paid for and delivered. An Eligible Employee's rights under the 1997 Stock Purchase Plan are exercisable during such Eligible Employee's lifetime only by such Eligible Employee and may not be transferred other than by will or the laws of descent and distribution.

      At any time prior to the last payroll deduction, the employee will be entitled to cancel a right to buy shares of stock and receive a cash refund of payroll deductions, without interest, unless the employee waives such right.
In the event an employee's payroll deductions are discontinued at the request of the employee, or temporarily discontinued because of leave of absence, layoff, temporary disability or other similar reasons, the number of shares subject to purchase under the employee's option shall be automatically reduced to that number of whole shares which the aggregate payroll deductions actually made are sufficient to purchase. However, the employee may make payment to the Company (through increased payroll deductions during the remainder of the 24-month purchase period) in an amount equal to the amount which was not subject to payroll deductions because of the temporary discontinuance thereof, and thereby be entitled to purchase the total number of shares covered by the original grant. In addition, an employee who has accepted a grant may, at any time prior to the last scheduled payroll deduction, direct the Company to make no further payroll deductions on such employee's behalf. In such case, the amount theretofore deducted under the grant shall be retained by the Company until the end of the purchase period, at which time the employee shall receive that number of whole shares which can be purchased with the amount so retained, and any remaining balance shall be paid to the employee in cash. Upon death, total and permanent disability or retirement, the employee or the employee's legal representative will have the privilege, where such privilege has not been irrevocably waived, of canceling the right to purchase and receiving a cash refund, without interest, of the employee's entire payroll deductions, or purchasing at the conclusion of the applicable purchase period the whole number of shares of stock which such payroll deductions will purchase, any excess being refunded in cash. Upon resignation or discharge, the employee will receive a cash refund of his payroll deductions, without interest.

      The 1997 Stock Purchase Plan will be administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee, whose members are not eligible to participate in the 1997 Stock Purchase Plan, will be authorized to determine any questions arising in the administration, interpretation and application of the 1997 Stock Purchase Plan, except that certain amendments, including an amendment to increase the number of shares reserved under the 1997 Stock Purchase Plan, would require stockholder approval. The Company will pay all costs and expenses of administration and record keeping under the 1997 Stock Purchase Plan as well as original issue taxes on the shares of stock issued pursuant to the exercise of rights to purchase under the 1997 Stock Purchase Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      It is intended that the rights to purchase shares of stock to be granted by the Company shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. If such shares of the Common Stock are issued to a participating employee upon the exercise of a right to purchase granted under the 1997 Stock Purchase Plan, and if no disposition of such shares is made by him within two years of the granting of the right to purchase, nor within one year after the transfer to him of such shares, (a) no income will be realized by the employee at the time of the transfer of the shares to him and (b) when he sells such shares (or dies holding the shares), ordinary income will be realized to the extent of the lesser of (i) the amount by which the Fair Market Value of the shares on the Date of Offering exceeds the purchase price for the shares or (ii) the amount by which the Fair Market Value at time of disposition exceeds the purchase price. Any further gain will be treated for tax purposes as long-term capital gain, provided the employee holds the shares for more than one year after the last day of the purchase period applicable to such shares. No deduction will be allowed to the Company for federal income tax purposes in connection with the granting or exercise of any right to purchase under the 1997 Stock Purchase Plan if there is no disposition of the shares within either the two-year or the one-year periods referred to above. If there is a disposition of shares within either of those periods, the employee will realize ordinary income in the year of the disposition in an amount equal to the difference between the purchase price and the Fair Market Value of the shares at the time of exercise of the grant, and the Company will be entitled to a deduction in the same amount. Any difference between the amount realized by an employee upon such a disposition and the Fair Market Value of the shares at the time of exercise of the right to purchase will be capital gain or loss, as the case may be.

      The number and class of shares covered by the rights to purchase granted by the Company will be subject to adjustment to avoid dilution upon changes in capitalization, provided that the Company is satisfied that any such adjustment will not have the effect of disqualifying the 1997 Stock Purchase Plan as an "employee stock purchase plan" under the Internal Revenue Code.


      An individual who is subject to taxation in a jurisdiction other than the United States may be liable for taxation in accordance with the laws of that jurisdiction and is encouraged to seek independent tax advice.

STOCKHOLDER APPROVAL

      The 1997 Stock Purchase Plan is not effective unless and until it has been approved by the stockholders of the Company within twelve (12) months after adoption by the Board of Directors of the Company.

NEW PLAN BENEFITS

      It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the 1997 Stock Purchase Plan if the 1997 Stock Purchase Plan is approved by the stockholders of the Company at the Meeting, or what benefits or amounts, if any, would have been received or allocated to any person or group of persons for the fiscal year ended December 31, 1996 if the 1997 Stock Purchase Plan had been in effect during such fiscal year.

VOTE REQUIRED

      The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is necessary for approval of adoption of the 1997 Stock Purchase Plan.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 1997 STOCK PURCHASE PLAN.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Company has selected the firm of Ernst & Young LLP, independent certified public accountants, to serve as independent accountants for the Company for the fiscal year ending December 31, 1997. The decision to retain Ernst & Young LLP, to serve as independent accountants of the Company was recommended by the Audit Committee and approved by the Board of Directors.

      It is expected that a representative of Ernst & Young LLP, will be present at the Meeting and will be available to make a statement (if he or she desires to do so) and to respond to appropriate questions at the Meeting. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board of Directors may consider selection of other independent certified public accountants to serve as independent accountants, but no assurance can be made that the Board of Directors will do so or that any other independent certified public accountants would be willing to serve.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THIS SELECTION.

                             STOCKHOLDER PROPOSALS

      It is presently contemplated that the 1998 Annual Meeting of Stockholders will be held on or about May 22, 1998. Proposals by stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices not later than December 31, 1997. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.


                                    By Order of the Board of Directors,



                                    /s/ Peter L. Hess
                                    PETER L. HESS
                                    General Counsel and Secretary



Ansonia, Connecticut
April 30, 1997

      THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 1996, TO EACH STOCKHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, FARREL CORPORATION, 25 MAIN STREET, ANSONIA CONNECTICUT 06401. SUCH WRITTEN REQUEST MUST INCLUDE A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 29, 1997 (THE RECORD DATE), THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE 1997 ANNUAL MEETING OF THE COMPANY.

      COPIES OF SUCH FORM 10-K FURNISHED WITHOUT CHARGE WILL NOT INCLUDE ALL OF THE EXHIBITS THERETO, IF ANY, BUT WILL INCLUDE A LIST DESCRIBING ALL OF THE EXHIBITS NOT INCLUDED, COPIES OF WHICH WILL BE AVAILABLE AT A COST OF $1.00 PER PAGE.

                                      EXHIBIT A


                              FARREL CORPORATION
                       1997 OMNIBUS STOCK INCENTIVE PLAN



1.   ESTABLISHMENT AND PURPOSE.

            The Farrel Corporation 1997 Omnibus Stock Incentive Plan (the "Plan") is intended to promote the interests of the Company and the stockholders of the Company by providing officers and other employees of the Company (including directors who are also employees of the Company) and of its Subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of stockholders.

2.   DEFINITIONS.

            As used in the Plan, the following definitions apply to the terms indicated below:

                   a) "Award Agreement" shall mean the written agreement between the Company and a Participant evidencing an Incentive Award.

                   b) "Board of Directors" shall mean the Board of Directors of the Company.

                   c) "Cause," when used in connection with the termination of a Participant's employment by the Company, shall mean (i) the willful and continued failure by the Participant substantially to perform his duties and obligations to the Company (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company or any of its Subsidiaries. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause, and any such determination by the Committee shall be binding on the Participant, the Company and its Subsidiaries.

                   d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                   e) "Committee" shall mean the Compensation Committee of the Board of Directors. The Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act (or who satisfies any other criteria for administering employee benefit plans as may be specified by the Securities and Exchange Commission in order for transactions under such plan to be exempt from the provisions of Section 16(b) of the Exchange Act).

                   f) "Company" shall mean Farrel Corporation, a Delaware corporation.

                   g) "Company Stock" shall mean the common stock of the Company, par value $0.01 per share.

                   h) "Delivery Date" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section l0(e) of the Plan.

                   i) "Disability" shall mean: (i) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or a Subsidiary of the Company and applicable to such Participant or (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code.

                   j) "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

                   k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                   l) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

                   m) "Exercise Date" shall mean the date on which a Participant may exercise an Incentive Award.

                   n) "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (i) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by The Nasdaq Stock Market, Inc. for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Company Stock are not then listed on The Nasdaq Stock Market, Inc., the average of the highest reported bid and lowest reported asked prices for the shares of Company Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which bid and asked prices for the Common Stock were so reported or (iv) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by the Committee in good faith.

                   o) "Incentive Award" shall mean an Option, Tandem SAR, Stand-Alone SAR, Restricted Stock grant, Phantom Stock grant or Stock Bonus granted pursuant to the terms of the Plan.

                   p) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

                   q) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

                   r) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 of the Plan.

                   s) "Participant" shall mean an employee of the Company or a subsidiary of the Company to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

                   t) "Phantom Stock" shall mean the right, granted pursuant to Section 11 of the Plan, to receive in cash the Fair Market Value of a share of Company Stock.

                   u) "Plan" shall mean this 1997 Omnibus Stock Incentive Plan, as amended from time to time.

                   v) "Reference Value" shall mean the value determined by the Committee pursuant to Section 9(a) of the Plan.

                   w) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10 of the Plan and the applicable Award Agreement.

                   x) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act.

                   y) "Section 162(m)" shall mean Section 162(m) of the Code and the regulations promulgated thereunder.

                   z) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                   aa) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 of the Plan which is not related to any Option.

                   bb) "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12 of the Plan.

                   cc) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

                   dd) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 of the Plan which is related to an option.

                   ee) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest or an Option, Tandem-SAR or Stand-Alone SAR may vest, as the case may be.

3.   STOCK SUBJECT TO THE PLAN

                   a)   SHARES AVAILABLE FOR AWARDS.

            The maximum number of shares of Company Stock reserved for issuance under the Plan shall be five hundred thousand (500,000) shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Company Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

            The grant of a Tandem SAR shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan.

                   b)   INDIVIDUAL LIMITATION.

            The total number of shares of Common Stock subject to Incentive Awards (including Incentive Awards payable in cash but denominated as shares of Common Stock, I.E., Stand-Alone SAR's and Phantom Stock), awarded to any employee during any tax year of the Company, shall not exceed one hundred thousand (100,000) shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

                   c)   ADJUSTMENT FOR CHANGE IN CAPITALIZATION.

            In the event that the Committee shall determine that any dividend (other than regular cash dividends payable in accordance with the Company's policies as in effect from time to time) or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Stock (or the class of stock then subject to issuance under the Plan if not the Company Stock) such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock which may thereafter be issued in connection with Incentive Awards, (ii) the number and kind of shares of stock issued or issuable in respect of outstanding Incentive Awards, and
(iii) the exercise price, grant price, or Reference Value relating to any Incentive Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code and with respect to all Incentive Awards, such adjustment shall be made in accordance with Section 162(m) of the Code.

                   d)   RE-USE OF SHARES.

            The following shares of Company Stock shall again become available for Incentive Awards: (i) any shares subject to an Option that remain unissued upon the cancellation, surrender, exchange or termination of such Option for any reason whatsoever (other than the cancellation of an Option resulting from the exercise of a Tandem SAR related to such Option); (ii) any shares subject to a Stand-Alone SAR that remain not settled for cash upon cancellation, surrender, exchange or termination of such Stand-Alone SAR for any reason whatsoever; (iii) any Restricted Stock which is forfeited by a Participant; and
(iv) any shares subject to a Phantom Stock grant that remain not settled for cash upon cancellation, surrender, exchange or termination of such Phantom Stock grant for any reason whatsoever. If an Option of a Participant is canceled, the shares subject to the canceled Option continue to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan.

4.   ADMINISTRATION OF THE PLAN.

            The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Company Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, canceled, forfeited, exchanged, or surrendered (provided that in no event shall the foregoing be construed to permit the repricing of an Option, Tandem SAR or Stand-Alone SAR (whether by amendment, cancellation and regrant or otherwise) to a lower exercise price or Reference Value other than in compliance with Section 162(m) of the Code); to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent in accordance with Section 162(m) of the Code, if applicable, with respect to an Executive Officer), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

            The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option, Tandem SAR, Stand-Alone SAR or Incentive Award relating to Phantom Stock granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, Tandem SAR, Stand-Alone SAR or Phantom Stock grant, and (ii) accelerate the Delivery Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.

            No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believes to be in or not opposed to the best interests of the Company.

5.   ELIGIBILITY.

            The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company or its Subsidiaries (including officers of the Company or its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries) as the Committee shall select from time to time. Directors who are not employees or officers of the Company shall not be eligible to receive Incentive Stock Option Awards under the Plan.

6.   AWARDS UNDER THE PLAN; AWARD AGREEMENT.

            The Committee may grant Options, Tandem SAR's, Stand-Alone SAR's, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

            Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7.   OPTIONS.

                   a)   IDENTIFICATION OF OPTIONS.

            Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

                   b)   EXERCISE PRICE.

            Each Award Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the Participant to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Common Stock on the date the Option is granted provided however, that the option exercise price of Non-Qualified Stock Options may be less than such value provided the exercise of any such Non-Qualified Stock Option shall comply with the provisions of Section 162(m) of the Code.

                   c)   TERM AND EXERCISE OF OPTIONS.

                               (1)   An Option shall become exercisable in
accordance with the terms of the applicable Award Agreement. The Committee shall determine the expiration date of each option; provided, however, that no Incentive Stock Option shall be exercisable more than ten (10) years after the date of grant.

                               (2)   An Option may be exercised for all or any
portion of the shares as to which it is exercisable, provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                               (3)   An Option shall be exercised by delivering
notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by a copy of the applicable Award Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Common Stock purchased upon the exercise of an Option shall also accompany the exercise notice and be provided by one or a combination of the following means:
(i) in cash, by certified check, bank cashier's check or wire transfer; (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the full amount of the option exercise price for the shares as to which the Option is being exercised, (iii) by delivering shares of Company Stock owned by the Participant with appropriate stock powers, or (iv) by electing to have the Company retain shares of Company Stock which would otherwise be issued on the exercise of the Option. In determining the number of shares of Company Stock necessary to be delivered to or retained by the Company, such shares shall be valued by the Committee at their Fair Market Value as of the exercise date.
An Option shall be deemed to be exercised on the date on which the above conditions to exercise have been satisfied.

                               (4)   Certificates for shares of Company Stock
purchased upon the exercise of an Option (net of any shares retained by the Company in accordance with Section 7(c)(3)(iv) of the Plan) shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the date on which the Option is exercised.

                   d)   LIMITATIONS ON INCENTIVE STOCK OPTIONS.

                              (1)   To the extent that the aggregate Fair
Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary of the Company) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

                              (2)   No Incentive Stock Option may be granted
to an individual if, at the time of the grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price per share of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                   e)   EFFECT OF TERMINATION OF EMPLOYMENT.

                              (1)   Unless the applicable Award Agreement
provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate for any reason other than death, Disability or Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three (3) months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                              (2)   Unless the applicable Award Agreement
provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate on account of the Disability or death of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                              (3)   If a Participant's employment with the
Company or a Subsidiary of the Company is terminated for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

                   f)   CONDITIONS TO VESTING.

            At the time of the grant of Options, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

8.   TANDEM SAR'S.

            The Committee may grant in connection with any Option granted hereunder one or more Tandem SAR's relating to a number of shares of Common Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted.

                   a)   BENEFIT UPON EXERCISE.

            The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the option exercise price per share of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

                   b)   TERM AND EXERCISE OF TANDEM SAR.

                              (1)   A Tandem SAR shall be exercisable only if
and to the extent that its related Option is exercisable.

                              (2)   The exercise of a Tandem SAR with respect
to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem SAR's to the extent that the number of shares of Company Stock remaining subject to such Option is less than the number of shares then subject to such Tandem SAR. Such Tandem SAR's shall be canceled in the order in which they become exercisable.

                              (3)   A Tandem SAR may be exercised for all or
any portion of the shares as to which the related Option is exercisable; provided, that no partial exercise of a Tandem SAR shall be for less than a number of shares having an aggregate option exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                              (4)   No Tandem SAR shall be assignable or
transferable otherwise than together with its related Option, and any such transfer or assignment will be subject to the provisions of Section 20 of the Plan.

                              (5)   A Tandem SAR shall be exercised by
delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by a copy of the applicable Award Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related. A Tandem SAR shall be deemed to be exercised on the date on which the above conditions to exercise have been satisfied.

                   c)  CONDITIONS TO VESTING.

            At the time of the grant of a Tandem SAR, the Committee may impose such restrictions or conditions to the vesting of such Tandem SAR as it, in its absolute discretion, deems appropriate.

9.   STAND-ALONE SAR'S.

                   a)   REFERENCE VALUE.

            The Reference Value per share of a Stand-Alone SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

                   b)   BENEFIT UPON EXERCISE.

            The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the reference value of the Stand-Alone SAR. Such payments shall be made as soon as practicable after the effective date of such exercise.

                   c)   TERM AND EXERCISE OF STAND-ALONE SAR'S.

                              (1)   The Committee shall determine the
expiration date of each Stand-Alone SAR.

                              (2)   A Stand-Alone SAR may be exercised for all
or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate reference value of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                              (3)   A Stand-Alone SAR shall be exercised by
delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by a copy of the applicable Award Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and shall be signed by the Participant. A Stand-Alone SAR shall be deemed to be exercised on the date on which the above conditions to exercise have been satisfied

                   d)   EFFECT OF TERMINATION of EMPLOYMENT.

            The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to the exercise of Stand-Alone SAR's.

                   e)   CONDITIONS TO VESTING.

            At the time of the grant of a Stand-Alone SAR, the Committee may impose such restrictions or conditions to the vesting of such Stand-Alone SAR as it, in its absolute discretion, deems appropriate.

10.  RESTRICTED STOCK.

                   a)   DELIVERY DATE AND VESTING DATE.

            At the time of the grant of shares of Restricted Stock, the Committee shall establish a Delivery Date or Delivery Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Delivery Date and/or Vesting Date for each class. If the Participant is employed by the Company or a Subsidiary of the Company on a Delivery Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section l0(e) of the Plan. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section l0(b) of the Plan are satisfied, and except as provided in Section l0(g) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section l0(c) of the Plan shall lapse.

                   b)   CONDITIONS TO VESTING.

            At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

                   c)   RESTRICTIONS ON TRANSFER PRIOR TO VESTING.

            Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted.
Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

                   d)   DIVIDENDS ON RESTRICTED STOCK.

            The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

                   e)   ISSUANCE OF CERTIFICATES.

                              (1)   Reasonably promptly after the Delivery Date
with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 1997 Omnibus Stock Incentive Plan of Farrel Corporation and an Award Agreement entered into between the registered owner of such shares and Farrel Corporation. A copy of such Plan and Award Agreement is on file in the office of the Secretary of Farrel Corporation, 25 Main Street, Ansonia, Connecticut 06401.

            Such legend shall not be removed until such shares vest pursuant to the terms of the applicable Award Agreement.

                              (2)   Each certificate issued pursuant to this
Section l0(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

                   f)   CONSEQUENCES OF VESTING.

            Upon the vesting of a share of Restricted Stock pursuant to the terms of the applicable Award Agreement, the restrictions of Section 10(c) of the Plan shall lapse. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e) of the Plan.

                   g)   EFFECT OF TERMINATION OF EMPLOYMENT.

                              (1)   Subject to such other provision as the
Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 4 of the Plan, upon the termination of a Participant's employment by the Company or any Subsidiary of the Company for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to the Company; provided that if the Committee, in its sole and absolute discretion and within thirty (30) days after such termination of employment notifies the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. If shares of Restricted Stock are forfeited in accordance with the provisions of this
Section 10, the Company shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

                              (2)   In the event of the termination of a
Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited to the Company, together with any dividends paid on such shares.

                   h) SPECIAL PROVISIONS REGARDING RESTRICTED STOCK AWARDS TO EXECUTIVE OFFICERS.

            Notwithstanding anything to the contrary contained herein, the lapse of restrictions on

Restricted Stock granted pursuant to this Section 10 to Executive Officers shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria and such other or alternative criteria as may be established from time to time under
Section 162(m) of the Code: (i) the attainment of a specified percentage return on total stockholder equity of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock;
(iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applicable). Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee in accordance with the requirements of Section 162(m) of the Code.

11.  PHANTOM STOCK.

                   a)   VESTING DATE.

            At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) of the Plan are satisfied, and except as provided in Section 11(d) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

                   b)   BENEFIT UPON VESTING.

            Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within thirty (30) days of the Vesting Date of such share, an amount equal to the sum of (i) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the Vesting Date of such share.

                   c)   CONDITIONS TO VESTING.

            At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

                   d)   EFFECT OF TERMINATION OF EMPLOYMENT.

            Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 4 of the Plan, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason.

                   e)   SPECIAL PROVISIONS REGARDING PHANTOM STOCK AWARDS.

            Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 11 to Executive Officers shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the
                                      A-12

Committee, based on one or more of the following criteria and such other or alternative criteria as may be established from time to time under Section 162(m) of the Code: (i) the attainment of a specified percentage return on total stockholder equity of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock from continuing operations; (iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applicable). Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles is in effect from time to time. No cash payment in respect of any Phantom Stock award will be paid to an Executive Officer until the attainment of the respective performance measures have been certified by the Committee in accordance with the requirements of Section 162(m) of the Code.

12.  STOCK BONUSES.

            In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.  RIGHTS AS A STOCKHOLDER.

      No Participant shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c) of the Plan, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD.

            Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or any Subsidiary of the Company or interfere in any way with the right of the Company or any Subsidiary of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

            No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

15.  SECURITIES MATTERS.

                   a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Company

Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms of the Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

                   b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the transfer of such shares is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the transfer of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.  WITHHOLDING TAXES.

            Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

            Whenever shares of Common Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a Fair Market Value equal to the amount of tax to be withheld. Such shares shall be valued at the Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

17.  NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE.

            If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under
Section 83(b) of the Code (I.E., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

18.  NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE
CODE.

            Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock delivered upon the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

19.  AMENDMENT OR TERMINATION OF THE PLAN.

            The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or to the extent such approval is required by the rules of any stock exchange on which the Common Stock is listed. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4 of the Plan, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

20.  TRANSFERS UPON DEATH; NONASSIGNABILITY.

            Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Particip0ant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

            During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option or outstanding shares of Restricted Stock unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Notwithstanding the foregoing, but subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members or trusts are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration and each such transferee agrees to comply with all applicable provisions of the relevant Award Agreement.

21.  EXPENSES AND RECEIPTS.

            The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.  FAILURE TO COMPLY.

            In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within ten (10) days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.  EFFECTIVE DATE AND TERM OF PLAN.

            The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

24.  APPLICABLE LAW.

            Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.

25.  PARTICIPANT RIGHTS.

            No Participant shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the delivery of a Company Stock certificate to him for such shares.

26.  UNFUNDED STATUS OF AWARDS.

            The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

27.  NO FRACTIONAL SHARES.

            No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.  BENEFICIARY.

            A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

29.  INTERPRETATION.

            The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

                                      EXHIBIT B


                              FARREL CORPORATION
                      1997 EMPLOYEES' STOCK PURCHASE PLAN
1.    PURPOSES

            The purposes of the Farrel Corporation 1997 Employees' Stock Purchase Plan (this "Plan") are to provide an incentive for Eligible Employees to continue devoting their best efforts to the success of the Company, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through ownership of its Common Stock acquired in a convenient fashion.

2.    DEFINITIONS

            Whenever used in this Plan:

            A. "Board of Directors" means the Board of Directors of Farrel Corporation.

            B.  "Code" means the Internal Revenue Code of 1986, as amended.

            C. "Committee" means the Compensation Committee of the Board of Directors of Farrel Corporation.

            D. "Common Stock" means the Common Stock, par value $.01 per share, of Farrel Corporation.

            E. "Company" means Farrel Corporation and each of its subsidiaries now existing as of the effective date of the adoption of this Plan or thereafter acquired (corporations in respect of which Farrel Corporation owns, directly or indirectly, at least 51% of the total issued and outstanding voting capital stock) as may be designated from time to time by its Board of Directors and which would nonetheless be a subsidiary corporation of Farrel Corporation as such term is defined in Section 424 of the Code.

            F. "Compensation" means the rate of salary in effect for an Eligible Employee on a Date of Offering excluding bonus or overtime pay. For employees paid a salary plus sales commission, "Compensation" means the rate of salary in effect on a Date of Offering plus an estimate, determined by the Company, of the sales commission for the ensuing year.

            G.  "Date of Offering" means the day within the first fifteen
(15) days of July, 1997 and the day within the first fifteen (15) days of May in 1998, 1999, 2000 and 2001 specified by the Board of Directors for any offering made under this Plan.

            H. "Eligible Employee" means any person who is in the service of the Company on a Date of Offering during the term of this Plan. Directors of the Company who are not officers and any employee who, immediately after the grant of an option hereunder, would own (within the meaning of Section 424(d) of the Code) Common Stock (including stock which such employee may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of a subsidiary of the Company, shall be ineligible to participate in this Plan. Notwithstanding the foregoing, the term Eligible Employee shall not include: (1) any person who has been employed by the Company for less than two (2) years, (2) any employee whose customary employment is twenty (20) hours per week or less, and (3) any employee whose employment is for not more than five (5) months in any calendar year. The preceding sentence shall be interpreted in accordance with Section 423(b) of the Code.

            I. "Fair Market Value" of a share of the Common Stock, as of a date of determination, shall mean (i) the closing sales price per share of the Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the closing price as reported by The Nasdaq Stock Market, Inc. for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Common Stock are not then listed on The Nasdaq Stock Market, Inc., the average of the highest reported bid and lowest reported asked prices for the shares of the Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotation System for the last preceding date on which bid and asked prices for the Common Stock were so reported or
(iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by the Committee in good faith.

            J. "Offering Price" means 85% of the Fair Market Value of Common Stock on a Date of Offering.

3.    SCOPE OF THE PLAN

            Options to purchase shares of Common Stock may be granted by the Company to Eligible Employees during the five-year period commencing May 1, 1997 as hereinafter provided, but not more than 500,000 shares of Common Stock shall be purchased pursuant to such options. All options granted pursuant to this Plan shall be subject to the same rights and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be treasury shares, newly issued shares or shares purchased by the Company on the open market.

4.    OFFERINGS

            Subject to the terms and conditions of this Plan, the Board of Directors may make an annual offering during the first fifteen (15) days of July, 1997 and during the first fifteen (15) days of May in 1998, 1999, 2000 and 2001 to Eligible Employees to purchase Common Stock under this Plan. The terms and conditions for each such offering shall specify the Date of Offering, the Offering Price and the amount of Common Stock that may be purchased thereunder. The fixed term of any offering (the "Purchase Period") shall be the twenty-four (24) months during which payroll deductions shall be made from the Compensation of Eligible Employees accepting an option under an offering hereunder.

5.    AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE

            A. Subject to the provisions of this Plan, and as to any offering made hereunder, each Eligible Employee shall be offered an option to purchase that number of whole shares of Common Stock which has on the Date of Offering an aggregate purchase price (determined on the basis of the Offering Price) equal to any whole percentage of his Compensation up to a maximum of 5%, I.E., 1%, 2%, 3%, 4%, or 5%. In the event such an option would involve the purchase of a fractional share, the number of shares which may be purchased shall be increased to the next whole number.

            B. If Eligible Employees elect, in any one offering, to accept options to an extent which would result (if options were granted on that basis) in the granting of options for that offering to purchase more than the aggregate number of shares of Common Stock specified by the Board of Directors for that offering, the Committee shall adjust such options on a pro rata basis so that the aggregate number of shares subject to purchase under that offering does not exceed such specified number of shares.

            C. No Eligible Employee may be granted an option to purchase shares of Common Stock which would permit his total rights to purchase shares of stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined as of the date of grant of such option) for each calendar year during which any such option granted to such individual is outstanding at any time.

6.    METHOD OF PARTICIPATION

            A. The Committee shall give notice to Eligible Employees of each offering of options to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for each offering. Such notice shall specify the maximum number of shares of Common Stock which may be covered by the option to be offered to each Eligible Employee, the Offering Price, and such other information as the Committee may determine.

            B. Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his election to do so in the form and manner prescribed by the Committee. Each such Eligible Employee shall also authorize the Company, in the form and manner prescribed by the Committee, to make payroll deductions to cover the aggregate purchase price of those shares of Common Stock in respect of which he has elected to accept an option. Such election and authorization shall continue in effect unless and until such Eligible Employee withdraws from this Plan or terminates his employment with the Company, as hereinafter provided.

            C. The Company shall thereafter provide each Eligible Employee accepting an option under each offering a notice indicating the number of shares covered by such option, the Offering Price, and any pro rata reduction in accordance with Paragraph 5.B. hereof.

            D. Each Eligible Employee who does not wish to accept any part of an option to purchase shares of Common Stock under an offering shall be requested to so signify in the form and manner prescribed by the Committee. An election not to accept any part of such option shall be irrevocable for such offering, and the failure by any Eligible Employee to accept an option under an offering in accordance with Paragraph 5.B. hereof shall be deemed an irrevocable election not to accept any part of such option.

7.    PAYROLL DEDUCTIONS

            A. The aggregate purchase price for those shares of Common Stock as to which each

Eligible Employee has elected to accept the option offered to him shall be deducted from his compensation during the Purchase Period specified in the offering through payroll deductions, based on the frequency of Compensation payments applicable to such Eligible Employee, in substantially equal installments. Such payroll deductions shall commence with the first applicable payroll period beginning in the month after the applicable Date of Offering and shall continue until the last day of the Purchase Period. An Eligible Employee electing to accept an option shall sign and provide such documents as the Company may require with respect to the authorization of payroll deductions under applicable law.

            B. In the event the payroll deductions of an Eligible Employee participating in this Plan are temporarily discontinued because of leave of absence, lay-off, temporary disability or other similar reasons, then the number of shares of Common Stock subject to purchase under his option shall be automatically reduced to that number of whole shares which his aggregate payroll deductions actually made within the Purchase Period are sufficient to purchase. The balance of such payroll deductions, if any, shall be refunded to the Eligible Employee in cash, without interest. Notwithstanding the foregoing, however, such Eligible Employee may elect to pay to the Company (through increased payroll deductions during the remainder of the Purchase Period) an amount equal to the amount which was not subject to payroll deductions by reason of the temporary discontinuance thereof, and, in that event, such Eligible Employee shall then be entitled to purchase the total number of shares of Common Stock for which he has accepted an option.

            C. If any law, rule or regulation applicable to any Eligible Employee prohibits the use of payroll deductions for purposes of this Plan, or if such deductions impair or hinder the operation of this Plan, an alternative method of payment approved by the Committee may be substituted for such Eligible Employee.

8.    RIGHT TO WITHDRAW

            An Eligible Employee who has accepted an option to purchase shares of Common Stock may, at any time prior to his last regular payroll deduction under the related offering, direct the Company to make no further deductions from his Compensation with respect to such option, or may cancel the entire option. Upon either of such actions, all payroll deductions with respect to such option shall cease. If the employee has directed that payroll deductions be discontinued but has not cancelled his option, any sums theretofore deducted in respect of the offering shall be retained by the Company until the end of the applicable Purchase Period, at which time there shall be issued to the employee the number of whole shares which can be purchased with the sum deducted and any remaining balance of the sum shall be paid to him in cash, without interest. If the employee has cancelled his option, the Company shall refund in cash, without interest, all amounts credited to the account of such employee with respect to the applicable offering.

            Notification of an Eligible Employee's election to terminate deductions or to cancel an option shall be made by the filing of an appropriate notice to such effect with the Committee.

            Any Eligible Employee may, at any time prior to the expiration of any Purchase Period, irrevocably elect to waive both his right to direct the Company to make no further deductions from his Compensation with respect to any option granted hereunder and his right to cancel the entire option, which election shall be made by the filing of an appropriate notice to such effect with the Committee. Upon the filing of such a notice, such Eligible Employee shall be irrevocably obligated to purchase all the shares covered by the option to which such notice relates.

9.    TERMINATION OF EMPLOYMENT

            A. In the event the employment of an Eligible Employee who has accepted an option to purchase shares of Common Stock is terminated prior to his final payroll deduction with respect to such option because of death, total and permanent disability, or retirement and if the Eligible Employee has not made an irrevocable election as provided in Paragraph 8 hereof, he or his legal representative, as applicable, may either:

                             (1)   cancel his option for all offerings in
which he is participating, in which event the Company shall refund in cash, without interest, all amounts credited to his account under all offerings in which he is participating under the Plan; or

                             (2)   elect to receive at the conclusion of each
applicable Purchase Period that number of whole shares of Common Stock which his payroll deductions actually made are sufficient to purchase, plus the balance of such payroll deductions, if any, in cash, without interest.

            B. The election of an Eligible Employee or his legal representative, as applicable, pursuant to Paragraph 9.A. above, shall be made within three months of the event causing the termination of employment but in any event not later than the conclusion of the applicable Purchase Period. Notification of the election shall be filed with the Committee and, in the event no notification has been filed within the prescribed period, the Company shall act in accordance with provision (1) of Paragraph 9.A. hereof.

            C. In the event the employment of an Eligible Employee who has accepted an option to purchase shares of Common Stock is terminated for any reason other than those specified in paragraph 9.A., the Company shall refund in cash, without interest, all amounts credited to his account under all offerings in which he is participating under this Plan.

10.   EXERCISE OF OPTION AND PURCHASE OF SHARES

            A. As of the last day of the Purchase Period specified in each offering, the Committee shall determine an alternative Offering Price (the "Alternative Offering Price"), which shall be 85% of the Fair Market Value of Common Stock on such last day of the Purchase Period specified in the applicable offering. Unless an Eligible Employee who has accepted an option under the offering has subsequently withdrawn from the offering pursuant to Paragraph 8 hereof, his option shall be deemed to have been exercised as of the last day of the applicable Purchase Period and become on such date an irrevocable obligation to purchase Common Stock in accordance with the provisions of this Plan. The number of whole shares of Common Stock so purchased by each such Eligible Employee shall be determined by dividing the amount accumulated in his account by payroll deductions during the applicable Purchase Period by the lower of either the Offering Price or the Alternative Offering Price, rounded down to a whole number of shares. As soon as practicable thereafter, certificates for the number of whole shares of Common Stock purchased by each Eligible Employee shall be issued to him. Any balance remaining in the account of an Eligible Employee relating to such offering shall be refunded to him, without interest.

            B. In the event that, with respect to any offering hereunder, the Alternative Offering Price is lower than the Offering Price to such an extent that Eligible Employees participating in the offering become entitled to purchase more shares of Common Stock than were originally subscribed for by all Eligible Employees accepting options under such offering, the Committee shall apportion the aggregate shares of Common Stock available for purchase under the offering among Eligible Employees participating in the offering on a pro rata basis in accordance with the number of shares of Common Stock actually subscribed for by each such Eligible Employee, and any amount remaining in the accounts of Eligible Employees relating to such offering shall be refunded in cash, without interest.

11.   RIGHTS AS A SHAREHOLDER

            An Eligible Employee who has accepted an option to purchase shares of Common Stock under this Plan shall not be entitled to any of the rights or privileges of a shareholder of the Company, including the right to receive any dividends which may be declared by the Company, until such time as he has actually paid the purchase price for such shares and certificates have been issued to him in accordance with Paragraph 10 hereof.

12.   RIGHTS NOT TRANSFERABLE

            An Eligible Employee's rights under this Plan are exercisable, during his lifetime, only by him and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer any such right shall be void and shall automatically cause all options held by the Eligible Employee under this Plan to be terminated. In such event, the Company shall refund in cash, without interest, all amounts credited to the account of such Eligible Employee in all offerings under this Plan.

13.   ADMINISTRATION OF THIS PLAN

            A. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

            B. If any option granted under this Plan shall lapse or terminate, the number of shares of Common Stock as to which such option shall have lapsed or terminated shall become available for sale under this Plan.

14.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

            In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under this Plan and the number and class of shares under option but not yet issued under this Plan shall be adjusted appropriately; provided, however, that no adjustment shall be made which would result in a modification of the options granted hereunder and thereby disqualify this Plan as an employee stock purchase plan under the provisions of Section 423 of the Code.

15.   REGISTRATION OF CERTIFICATES

            Stock certificates may be registered in the name of the Eligible Employee, or, if he so designates, in his name jointly with his spouse, with right of survivorship.

16.   AMENDMENT OF PLAN

            The Board of Directors may at any time amend this Plan in any respect except that, without the approval, in the manner prescribed by law, by the shareholders of the Company, no amendment shall be made (i) increasing the number of shares to be reserved under this Plan (other than as provided in Paragraph 14 hereof), (ii) decreasing the purchase price per share (other than as provided in Paragraph 14 hereof), (iii) withdrawing the administration of this Plan from the Committee or (iv) changing the definition of subsidiaries eligible to participate in this Plan.

17.   TERMINATION OF THIS PLAN

            This Plan and all rights of Eligible Employees in any offering hereunder shall terminate at the earliest of:

            A.    The conclusion of the last Purchase Period authorized herein;

            B. On the day that Eligible Employees participating in offerings under this Plan purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase; or

            C.    At any time, at the discretion of the Board of Directors.

            Upon termination of this Plan, shares of Common Stock shall be issued to Eligible Employees, and cash, if any, remaining in the accounts of the Eligible Employees shall be refunded to them, as if this Plan were terminated at the end of a Purchase Period.

18.   GOVERNMENTAL REGULATIONS AND LISTING

            All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan including, without limitations, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the offer of shares of Common Stock purchasable under the options on the last day of the Purchase Period applicable to such options, and if a registration statement shall not then be effective the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such registration statement or post-effective amendment thereto.

            Notwithstanding any other provision of this Plan, this Plan is intended to comply with all applicable provisions of Section 423 of the Code or the Treasury Regulations promulgated thereunder. To the extent that any provision of this Plan or any action by the Committee under this Plan fails to comply with Section 423 of the Code or the Treasury Regulations promulgated thereunder, such provision or action shall, without further action by any person, be deemed automatically amended to the extent necessary to effect compliance with Section 423 of the Code and the Treasury Regulations promulgated thereunder, provided that if any such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each option granted to an Eligible Employee under this Plan shall be deemed issued subject to the foregoing qualification.

19.   AWARDS IN FOREIGN COUNTRIES

            The Committee shall have the authority and discretion to adopt such modifications, procedures and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Company may operate in order to assure the viability of the benefits of the options made to individuals employed in such countries and to meet the objectives of this Plan.

20.   MISCELLANEOUS

            A. This Plan shall not become effective unless and until it has been approved, in the manner prescribed by law, by the shareholders of the Company within twelve (12) months after the date this Plan was adopted by the Board of Directors.

            B. This Plan shall not be deemed to constitute a contract of employment between the Company and any Eligible Employee, nor shall it interfere with the right of the Company to terminate any Eligible Employee and treat him without regard to the effect which such treatment might have upon him under this Plan.

[x]  PLEASE MARK VOTES AS IN
     THIS EXAMPLE
                                With- For All
                           For  hold   Except                                               For   Against   Abstain
1.) Election of Directors  [ ]   [ ]    [ ]     2.) To consider and act upon the approval   [ ]     [ ]       [ ]
                                                    of the adoption of the Company's 1997
                                                    Omnibus Stock Incentive Plan.

                                                                                            For   Against   Abstain
    Glenn J. Angiolillo, Charles S. Jones,      3.) To consider and act upon the approval   [ ]     [ ]       [ ]
                Alberto Shaio                       of the adoption of the Company's 1997
                                                    Employees' Stock Purchase Plan.

                                                                                            For   Against   Abstain
Instruction: To withhold authority for          4.) To consider and act upon the            [ ]     [ ]       [ ]
any individual nominee, mark the "For               ratification of the selection of Ernst
All Except" box and strike a line                   & Young LLP as independent accountants
through the nominee's name in the                   for the Company for the fiscal year
list above                                          ending December 31, 1997.

RECORD DATE SHARES:

     Please be sure to sign and date this Proxy     Date -----------
 --------------------------     ---------------------
 Stockholder sign here          Co-owner sign here      Mark box at right if comment or address change        [ ]
                                                        have been noted on the reverse side of this card.
-------------------------------------------------------------------------------------------------------------------

DETACH CARD
                                    FARREL CORPORATION

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, on May 23, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Farrel Corporation

                                FARREL CORPORATION
                    25 Main Street, Ansonia, Connecticut 06401

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Peter Hess and Catherine Boisvert, and each of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and vote as designated on the reverse hereof, all shares of common stock of Farrel Corporation (the "Company") held of record by the undersigned on April 29, 1997 at the Annual Meeting of Stockholders of the Company to be held on May 23, 1997 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

                PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
                AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Please sign this proxy exactly as your name appears on the reverse side of this card. If a corporation, please sign in full corporate name by president or
other authorized person.   When signing as trustee, please give full title as
such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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